Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Event
Subsequent Events
On January 31, 2018, we announced our fifth share repurchase program of up to $200 million of our common shares beginning in 2018 as well as the acquisition of STAT-Dx for approximately $147 million in cash and additional payments of up to approximately $44 million based on the achievement of regulatory and commercial milestones. The acquisition is expected to be completed in 2018 and funded from existing cash reserves.
In January 2018, a partnership became effective with a Chinese company that has taken over R&D, commercial distribution, and the related QIAGEN employees and infrastructure of the HPV test franchise in China.